Exhibit 99.1

Certification under Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Company’s chief executive officer and chief financial officer each certify as follows:

(a)

This Report on Form 10-Q fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934.

(b)

The information contained in this Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ LAWRENCE N. SMITH

Lawrence N. Smith Chief Executive Officer Date: May 13, 2003

/s/ ELEANOR J. WHITEHURST

Senior Vice President & Chief Financial Officer Date: May 13, 2003